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                                                                    Exhibit 23.1
                                                                    ------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     We hereby consent to the incorporation by reference in this Pre-Effective Amendment No. 1 to Form S-3, Registration Statement of our report dated February 13, 1998 (except for Note 10 which is as of March 20, 1998) included in Nexar Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997 and all references to our firm included in this Registration Statement.



                    BDO Seidman, LLP



Boston, Massachusetts

June 3, 1998